Exhibit h5d

AMENDMENT TO THE AMENDED AND RESTATED

EXPENSE LIMITATION AGREEMENT

This Amendment to the Amended and Restated Expense Limitation Agreement is hereby made as of the 11th day of July, 2014, between The MainStay Funds and MainStay Funds Trust (each a “Trust” and collectively, the “Trusts”), on behalf of each series of the Trusts as set forth on Schedule A, and New York Life Investment Management LLC (the “Adviser”) (“Amendment”).

WHEREAS, each Trust and the Adviser are parties to an Amended and Restated Expense Limitation Agreement, dated February 28, 2014 (the “Agreement”); and

WHEREAS, the parties hereby wish to amend Schedule A of the Agreement to reflect the addition of MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund, and MainStay Cushing Royalty Energy Income Fund.

NOW, THEREFORE, the parties agree as follows:

(i)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

[The Remainder Of This Page Has Been Left Blank Intentionally.]

Exhibit h5d

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MAINSTAY FUNDS TRUST

By:/s/ Stephen P. Fisher

Name: Stephen P. Fisher

Title: President

THE MAINSTAY FUNDS

By:/s/Stephen P. Fisher

Name: Stephen P. Fisher

Title: President

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:/s/Stephen P. Fisher

Name: Stephen P. Fisher

Title: Co-President

Exhibit h5d

Schedule A

FUND	Total Annual Operating Expense Limit (as a percent of average daily net asset)
MainStay California Tax Free Bond Fund

Class A: 0.75%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Conservative Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55%
MainStay Cornerstone Growth Fund	Class A: 1.34% Class I: 1.09%
MainStay Cushing MLP Premier Fund	Expense Limitation until July 11, 2016: Class A: 1.60% Class C: 2.35% Class I: 1.35%
MainStay Cushing Renaissance Advantage Fund

Expense Limitation until July 11, 2016:

Class A: 1.90%
Class C: 2.65%
Class I: 1.65%

Supplemental Expense Limitation until April 1, 2016:

Class A: 1.75%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Exhibit h5d

FUND	Total Annual Operating Expense Limit (as a percent of average daily net asset)
MainStay Cushing Royalty Energy Income Fund

Expense Limitation until July 11, 2016:

Class A: 1.90%
Class C: 2.65%
Class I: 1.65%

Supplemental Expense Limitation until April 1, 2016:

Class A: 1.73%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Emerging Markets Opportunities Fund

Class A: 1.60%

Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Epoch International Small Cap Fund

Class A: 1.65%
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Epoch U.S. Equity Yield Fund

Class A: 1.24%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Government Fund	Class A: 1.00%
Class B: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Exhibit h5d

FUND	Total Annual Operating Expense Limit (as a percent of average daily net asset)
MainStay Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55%
MainStay High Yield Municipal Bond Fund

Class A: 0.875%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay High Yield Opportunities Fund

Class A: 1.30%
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay ICAP Equity Fund	Class I: 0.90%
MainStay ICAP Global Fund	Class A: 1.15% Class C: 1.95% Class I: 0.90% Investor Class: 1.20%
MainStay ICAP International Fund	Class I: 0.95%
MainStay ICAP Select Equity Fund	Class A: 1.18% Class I: 0.90%
MainStay Indexed Bond Fund	Class A: 0.82% Class I: 0.40% Investor Class: 0.92%
MainStay International Opportunities Fund	Class A: 1.60%
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
MainStay Large Cap Growth Fund	Class I: 0.88%

Exhibit h5d

FUND	Total Annual Operating Expense Limit (as a percent of average daily net asset)
MainStay Marketfield Fund	Class I: 1.56%
MainStay Moderate Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55%
MainStay Moderate Growth Allocation Fund	Class A: 0.50% Class B: 1.30% Class C: 1.30% Class I: 0.25% Investor Class: 0.55%
MainStay Money Market Fund	Class A: 0.70% Class B: 0.80% Class C: 0.80% Investor Class: 0.80%
MainStay New York Tax Free Opportunities Fund

Class A: 0.75%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Retirement 2010 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2020 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2030 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%

Exhibit h5d

FUND	Total Annual Operating Expense Limit (as a percent of average daily net asset)
MainStay Retirement 2040 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%
MainStay Retirement 2050 Fund	Class A: 0.375% Class I: 0.125% Investor Class: 0.475% Class R1: 0.225% Class R2: 0.475% Class R3: 0.725%.
MainStay S&P 500 Index Fund	Class A: 0.60%
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
MainStay Short Duration High Yield Fund

Class A: 1.05%

Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class R2: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

MainStay Short Term Bond Fund	Class A: 0.86%
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
MainStay Tax Free Bond Fund

Class A: 0.82%

Class B: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Exhibit h5d

FUND	Total Annual Operating Expense Limit (as a percent of average daily net asset)
Mainstay Total Return Bond Fund	Class I: 0.60%
MainStay U.S. Equity Opportunities Fund

Class A: 1.50%
Class C: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.
Class I: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.

Investor Class: The Adviser will apply an equivalent waiver or reimbursement, in an equal number of basis points waived for Class A Shares.